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                                 AMENDMENT NO. 4

                                       TO

                              MANAGEMENT AGREEMENT




                  AMENDMENT NO. 4 dated as of April 13, 1998 to the Management Agreement dated as of January 3, 1991, as amended by Amendment No. 1 dated as of January 1, 1993, by Amendment No. 2 dated as of April 11, 1994, and as further amended by Amendment No. 3 dated as of April 1, 1996 (as amended, the "Management Agreement"), each by and between WPN Corp. ("WPN"), a New York corporation having an office at 342 Madison Avenue, Suite 1510, New York, New York 10173-1510 and WHX Corporation (the "Company"), a Delaware corporation having an office at 110 East 59th Street, New York, New York 10022, pursuant to its assumption of the Management Agreement from Wheeling-Pittsburgh Corporation ("WPC") under the terms of the Contribution and Assumption Agreement dated as of July 26, 1994 between WPC and the Company.

                              W I T N E S S E T H :

                  WHEREAS, Handy & Harman ("H&H") is a wholly-owned subsidiary of the Company; and

                  WHEREAS, H&H and the Company have entered into a Management Agreement dated as of April 13, 1998 (the "H&H Management Agreement"), pursuant to which the Company has caused and will continue to cause WPN to provide certain management, advisory and consulting services to H&H and its subsidiaries and

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H&H has agreed to pay to the Company  $62,500 per month for an aggregate  annual payment of $750,000; and

                  WHEREAS, in consideration for WPN's increased duties under the H&H Management Agreement, the parties wish to increase the compensation paid to WPN under the terms of the Management Agreement as provided herein.

                  NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1. Section 3.01 of the Management Agreement is hereby amended in its entirety effective as of April 13, 1998 to read as follows:

                        3.01 The  Company  shall  pay WPN a fixed
                  monthly fee of $520,833.33 in advance on the first day of each month.

                  2. Except as modified above, the terms and conditions of the Management Agreement are hereby confirmed and shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 4 as of the date first above written.

                                           WPN CORP.


                                           By: /s/ Ronald LaBow
                                              --------------------------------
                                               Ronald LaBow, President


                                           WHX CORPORATION


                                           By:/s/ Howard Mileaf
                                              --------------------------------
                                              Howard Mileaf
                                              Vice President - General Counsel



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